                                                                    EXHIBIT 10.9

                           SECOND AMENDMENT OF LEASE
                           -------------------------


     The Parties agree to the following, effective as of the date of this instrument:


SECTION I.    THE PARTIES.
---------     -----------

     1.1 CAMBRIDGE ONE COMMERCIAL PLAZA, LLC, a Connecticut limited liability company with a place of business in care of Cambridge Realty Partners, LLC, 280 Trumbull Street, Hartford, Connecticut 06103, is hereinafter referred to as "LANDLORD".

     1.2 FIRST INTERNATIONAL BANK, NATIONAL ASSOCIATION (formerly First National Bank of New England), a national banking association with a place of business at One Commercial Plaza, Hartford, Connecticut 06103, is hereinafter referred to as "TENANT".


SECTION II.   THE LEASE.
----------    ---------

     Landlord and Tenant entered into a Lease Agreement dated as of June 1, 1997, for premises in the building known as One Commercial Plaza and located at 280 Trumbull Street, Hartford, Connecticut, which Lease Agreement was amended by a First Amendment of Lease dated November 30, 1998. The Lease Agreement, as so amended, is referred to herein as the "LEASE". All terms defined in the Lease shall have the same meaning in this instrument unless redefined in this instrument.


SECTION III.  AMENDMENTS TO THE LEASE.
-----------   -----------------------

     3.1      AMENDMENT TO SECTION 1.2 OF THE LEASE.
              -------------------------------------

     The space consisting of 3,800 rentable square feet on the ground floor of the Building identified in the Lease as the "RETAIL SPACE" and depicted on Exhibit B-1 thereto is hereby withdrawn from the effect of the Lease and deleted
-----------
from the Premises. All possession and control of such Retail Space revert to Landlord, and Tenant surrenders all rights and claims thereto.

     The space consisting of 469 rentable square feet on the concourse floor of the building depicted on Exhibit B-8 attached hereto (the "ADDITIONAL STORAGE
                         -----------
SPACE") is hereby submitted to the effect of the lease and added to the Premises. Exhibit B-8 attached hereto is hereby made part of the Lease.
           ------------

     The reference in Section 1.2 to "Retail Space       3,800        rentable
square feet on the ground floor" is hereby deleted.  A reference to "Additional
Storage Space      469        rentable square feet on the concourse floor" is
added to Section 1.2, and a reference to Exhibit B-8 is hereby added to the list
                                         -----------
of exhibits in the last sentence in Section 1.2.

     3.2   AMENDMENT TO SECTION 3.1 OF THE LEASE.
           -------------------------------------

  The first paragraph of Section 3.1 of the Lease is hereby deleted and the following substituted in lieu thereof:

          Tenant shall pay Landlord as base rent (the "BASE RENT") for each year during the Term the sum of Five Hundred Thirty-nine Thousand Twenty-nine and 50/100 Dollars ($539,029.50) payable in equal monthly installments of Forty-four Thousand Nine Hundred Nineteen and 13/100 Dollars ($44,919.13) due in advance on the first day of each month during the Term, except that the Base Rent at the rate of Four Thousand Six Hundred Ninety and No/100 Dollars ($4,690.00) per annum for the Additional Storage Space shall not be payable until April 1, 1999.

In the second sentence of Section 3.1, the reference to "Retail Space    $17.50"
is hereby deleted.  In the second sentence of Section 3.1, a reference to
"Additional Storage Space    $10.00" is added.

     3.3   AMENDMENT TO SECTION 4.1 OF THE LEASE.
           -------------------------------------

     In Section 4.1, paragraph (a), the phrase "5.695 percent" is hereby deleted, and the phrase "5.130 percent" is substituted in lieu thereof. In
Section 4.1, paragraph (d), the phrase "9.419 percent" is hereby deleted, and the phrase "8.458 percent" is substituted in lieu thereof.

     3.4   AMENDMENT TO SECTION 5.1 OF THE LEASE.
           -------------------------------------

     The first sentence of Section 5.1 of the Lease is hereby deleted and the following is substituted in lieu thereof:

           Tenant shall use the Premises only for general office purposes and for no other purpose.

     3.5   AMENDMENT TO SECTION 16.3 OF THE LEASE.
           --------------------------------------

     The last sentence of Section 16.3 is hereby deleted.

     3.6   AMENDMENT TO SECTION 20.1 OF THE LEASE.
           --------------------------------------

     The second paragraph of Section 20.1 is hereby deleted in its entirety.

     3.7   AMENDMENT TO SECTION 34.1(B) OF THE LEASE.
           -----------------------------------------

     Section 34.1 of the Lease is hereby amended by adding the words "and the Additional Storage Space" to the second line of subsection (b) thereof after the words "except that the Base Rent for the Storage Space".

     3.8   AMENDMENT TO SECTION 34.5 OF THE LEASE.
           --------------------------------------

     The last paragraph of Section 34.5 is hereby deleted and the following substituted in lieu thereof:

           For the purpose of determining Market Rent, the parties shall use as a guideline the then market rent for similar space available in similar buildings in Hartford's central business district, including the Building.


     3.9   AMENDMENT TO ARTICLE 35 OF THE LEASE.
           ------------------------------------

     Article 35 is deleted in its entirety. Such deletion shall not affect any of Tenant's rights with respect to the Building directory as contained in
Section 12.3 of the Lease.

     3.10  AMENDMENT TO ARTICLE 36 OF THE LEASE.
           ------------------------------------

     Article 36 is deleted in its entirety.


Section IV.  GENERAL CLAUSES.
----------   ---------------

     4.1 Except as modified by this instrument, Landlord and Tenant ratify and confirm the terms of this Lease.

     4.2 Terms defined in the Lease shall have the same meaning in this instrument as in the Lease unless redefined in this instrument.

     4.3 The Lease and this instrument are binding on Landlord and Tenant and their respective heirs, successors and assigns.

     4.4 Tenant's obligation to pay amounts due and owing prior to termination or expiration of the Lease shall survive such termination or expiration.

     4.5 The word "includes" means "includes without limitation". The word "include" means "include without limitation". The word "any" means "any and all". The word "until" means "unless and until".

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of March 26, 1999.

Witnessed by:


                         LANDLORD:

                         CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                            By: One Commercial Management, LLC,
                                Its Managing Member

                                By: Levstone Commercial Management Corp.,
                                      Its Managing Member
______________________

______________________                By  /s/ Mark R. Stone
                                         --------------------------
                                      Name:  Mark R. Stone
                                      Title: Vice President



                         TENANT:

______________________   FIRST INTERNATIONAL BANK, NATIONAL ASSOCIATION

______________________   By: /s/ Leslie A. Galbraith
                             ---------------------------
                             Name:  Leslie A. Galbraith
                             Title:  President